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                      FIRST FORTIS MASTERS VARIABLE ANNUITY
                               SEPARATE ACCOUNT A
                       FIRST FORTIS LIFE INSURANCE COMPANY

  SUPPLEMENT DATED JANUARY 15, 2004 TO THE PROSPECTUS DATED DECEMBER 15, 2003

Effective upon the close of the New York Stock Exchange on February 25, 2004, Hartford Multisector Bond HLS Fund Sub-Account is closed to new and subsequent Premium Payments and transfers of Contract Value.

On November 4, 2003, the Board of Directors of Hartford HLS Series Fund II, Inc. (the "Fund") approved a proposal to reorganize (merge) Hartford Multisector Bond HLS Fund into Hartford Bond HLS Fund. If approved by the Fund's shareholders, the merger is expected to be completed on or about April 30, 2004. As a result, if any of your Contract Value is allocated to Hartford Multisector Bond HLS Fund Sub-Account, that Contract Value will be transferred into Hartford Bond HLS Fund Sub-Account.

Prior to the date of the merger, you are permitted to make one special transfer of all your Contract Value invested in Hartford Multisector Bond HLS Fund Sub-Account to the other Sub-Accounts or to the General Account. This one special transfer will not be counted toward any limitations on transfers under your Contract.

Contract Owners who are automatically transferred to Hartford Bond HLS Fund Sub-Account as a result of the merger will be permitted to make one special transfer out of Hartford Bond HLS Fund Sub-Account to the other Sub-Accounts or to the General Account until 30 days after the date of the merger. This one special transfer will not be counted toward any limitations on transfers under your Contract.

If you are enrolled in any InvestEase(R), Dollar Cost Averaging Program, Asset Allocation Program or Asset Rebalancing Program with allocations directed to Hartford Multisector Bond HLS Fund Sub-Account upon the close of the New York Stock Exchange on February 25, 2004, your enrollment in these programs will continue, unless you change your program enrollments. Upon the close of the New York Stock Exchange on April 30, 2004, your enrollment will automatically be updated to reflect Hartford Bond HLS Fund Sub-Account.

If your most recent allocation instructions directed Premium Payments to Hartford Multisector Bond HLS Fund Sub-Account, upon the close of the New York Stock Exchange on April 30, 2004, your allocation instructions will automatically be updated to reflect Hartford Bond HLS Fund Sub-Account.

If you are enrolled in any Automatic Income Program with Hartford Multisector Bond HLS Fund Sub-Account, upon the close of the New York Stock Exchange on April 30, 2004, your enrollment will automatically be updated to reflect Hartford Bond HLS Fund Sub-Account.

Effective April 30, 2004, all references to Hartford Multisector Bond HLS Fund in the prospectus are deleted.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-4828